FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                         MELODIE MEADOW ASSOCIATES, LTD.


         This First Amendment to the Amended and Restated Agreement of Limited Partnership of Melodie Meadow Associates, Ltd., a Alabama limited partnership (the "First Amendment") is being entered into as of the date written below by and between Eagle Creek Partners Inc. as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 10, a California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner") and WNC Holding LLC, a California limited liability company as the withdrawing limited partner ("WNC Holding"). The General Partner, Limited Partner, Special Limited Partner and WNC Holding may collectively be referred to as the Partners or may individually be referred to as a Partner.


                                    RECITALS


         WHEREAS, Melodie Meadow Associates, Ltd., an Alabama limited partnership (the "Partnership") recorded a certificate of limited partnership with the Alabama Secretary of State on December 13, 2001. A partnership agreement dated August 21, 2001 was entered into by and between the General Partner and the Original Limited Partner (the "Original Partnership Agreement").

         WHEREAS, on July 19, 2002, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the original limited partner, and for the admission of WNC Holding as the limited partner and the Special Limited Partner (the "Amended and Restated Partnership Agreement"). Any capitalized terms not defined in this First Amendment shall have the meaning ascribed in the Amended and Restated Partnership Agreement.

         WHEREAS, WNC Holding hereby agrees to withdraw as a limited partner in the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to permit the withdrawal of WNC Holding.

         WHEREAS, the General Partner and the Special Limited Partner agree to admit the Limited Partner as a limited partner in the Partnership in exchange for its agreement to contribute capital to the Partnership and the Limited Partner agrees to accept all the rights, title, interest and obligations of the Limited Partner specified in the Amended and Restated Partnership Agreement and to be bound by the terms and conditions specified in the Amended and Restated Partnership Agreement.


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         NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

The definition of "Limited Partner" in Article I of the Partnership Agreement is amended in its entirety to provide:

                   "Limited Partner" shall mean WNC Housing Tax Credit Fund VI, L.P., Series 10, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

All references to WNC Holding, LLC in the Related Agreements are amended to refer to WNC Housing Tax Credit Fund VI, L.P., Series 10, a California limited partnership.

         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Amended and Restated Partnership Agreement amended only as specifically set forth herein.

         IN WITNESS WHEREOF, this First Amendment to the Amended and Restated Agreement of Limited Partnership of Melodie Meadow Associates, Ltd., a Alabama limited partnership, is made and entered into as of June 30, 2003.




Signatures on the following page...















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                               GENERAL PARTNER:

                               Eagle Creek Partners Inc.

                               By:      /s/ LOWELL R. BARRON, II
                                        Lowell R. Barron II,
                                        President


                               WITHDRAWING LIMITED PARTNER:

                               WNC Holding, LLC

                               By:    WNC & ASSOCIATES, INC.,
                                      Managing Member

                                      By:      /s/ DAVID N. SHAFER
                                               David N. Shafer,
                                               Executive Vice President

                               WNC Housing Tax Credit Fund VI, L.P., Series 10

                               By:    WNC & Associates, Inc.
                                      General Partner

                                      By: /s/ DAVID N. SHAFER
                                          David N. Shafer
                                          Executive Vice President


                               SPECIAL LIMITED PARTNER:

                               WNC Housing, L.P.

                               By:    WNC & Associates, Inc.,
                                      General Partner

                                      By:    /s/ DAVID N. SHAFER
                                             David N. Shafer,
                                             Executive Vice President







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